UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 7, 2024

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FLEETCOR Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
N/A
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 7, 2024, FLEETCOR Technologies, Inc. (the “Company”) announced that it will change its corporate name to Corpay, Inc. (the "Name Change"). The Name Change was approved by the Company's Board of Directors (the "Board"). The Company has filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware (the "Certificate of Ownership") to effect the Name Change. Pursuant to the Certificate of Ownership, the name change will be effected on March 24, 2024 pursuant to Section 253 of the Delaware General Corporation Law, by merging CPAY Merger Sub, Inc., a wholly-owned subsidiary of the Company, with and into the Company, with the Company as the surviving corporation in the merger. The merger will have the effect of amending Article 1 of the Amended and Restated Certificate of Incorporation of the Company to change the name of the Company to "Corpay, Inc."
A copy of the Certificate of Ownership, as filed with the Secretary of State of the State of Delaware, is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
Additionally, the Company amended the Amended and Restated Bylaws of the Company (as amended, the "Bylaws") effective as of March 24, 2024 to reflect the Name Change. A copy of the Bylaws is filed as Exhibit 3.2 hereto and is incorporated herein by reference.
As a result of the Name Change, effective March 25, 2024, the Company's common stock will cease trading under the ticker symbol "FLT" and will begin trading under its new ticker symbol, "CPAY", on the New York Stock Exchange. With the ticker symbol change, the new CUSIP of the Company's common stock will be 219948 106.

Item 7.01 Regulation FD Disclosure
On March 7, 2024, the Company issued a press release announcing the Name Change. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Ownership and Merger, dated March 7, 2024
3.2	Amended and Restated Bylaws effective as of March 24, 2024
99.1	Corpay, Inc. press release dated March 7, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

March 12, 2024	By: /s/ Tom Panther
Tom Panther
Chief Financial Officer